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                                                                    Exhibit 99.4

                                ESCROW AGREEMENT

       THIS ESCROW AGREEMENT (this "Agreement") is made as of May 25, 2001, by and among Open Market, Inc., a corporation incorporated under the laws of Delaware (the "Company"), Theddingworth International Limited ("Purchaser"), and Epstein Becker & Green, P.C., having an address at 250 Park Avenue, New York, NY 10177 (the "Escrow Agent"). Capitalized terms used but not defined herein shall have the meanings set forth in the Common Stock Purchase Agreement referred to in the first recital.

       WHEREAS, the Purchaser will from time to time as requested by the Company purchase shares of the Company's Common Stock from the Company as set forth in that certain Common Stock Purchase Agreement (the "Purchase Agreement") dated the date hereof between the Purchaser and the Company, which shares shall be issued pursuant to the terms and conditions contained herein and in the Purchase Agreement; and

       WHEREAS, the Company and the Purchaser have requested that the Escrow Agent hold in escrow and then distribute the initial documents and certain funds which are conditions precedent to the effectiveness of the Purchase Agreement, and have further requested that upon each exercise of a Draw Down, the Escrow Agent hold the relevant documents and the applicable purchase price pending receipt by Purchaser of the securities issuable upon such Draw Down;

       NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE I

                   TERMS OF THE ESCROW FOR THE INITIAL CLOSING

       1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds and documents which are referenced in Section 4.2 of the Purchase Agreement.

       1.2. At the Initial Closing, the Company shall deliver to the Escrow
Agent:

            (i) the original executed Registration Rights Agreement in the form of EXHIBIT A to the Purchase Agreement;

            (ii) the original executed opinion of Hale and Dorr LLP in the form of EXHIBIT C to the Purchase Agreement;

            (iii)  the sum of $35,000;

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            (iv)   the original executed Company counterpart of this Escrow
                   Agreement;

            (v) the original executed Company counterpart of the Purchase Agreement; and

            (vi)   the original executed Warrant.

       1.3. Upon receipt of the foregoing, and receipt of executed counterparts from Purchaser of the Purchase Agreement, the Registration Rights Agreement and this Escrow Agreement, the Escrow Agent shall calculate and enter the exercise price, issuance date and termination date on the face of the Warrant and immediately transfer the sum of $35,000 to Epstein Becker & Green, P.C. as a non-accountable expense allowance for the Purchaser's legal, administrative and due diligence costs and expenses and shall then arrange to have the Purchase Agreement, this Escrow Agreement, the Registration Rights Agreement, the Warrant and the opinion of counsel delivered to the appropriate parties.

       1.4 WIRE TRANSFERS to the Escrow Agent (NOT address for notice or delivery of documents) shall be made as follows:

                   Epstein Becker & Green, P.C.
                   Master Escrow Account
                   Chase Manhattan Bank
                   1411 Broadway - Fifth Floor
                   New York, New York 10018
                   ABA No. 021000021
                   Account No. 035 1 346036
                   Attention: L. Borneo

                                   ARTICLE II

                     TERMS OF THE ESCROW FOR EACH DRAW DOWN

       2.1. Each time the Company shall send a Draw Down Notice to the Purchaser as provided in the Purchase Agreement, it shall send a copy, by facsimile, to the Escrow Agent.

       2.2. Each time the Purchaser shall purchase Shares pursuant to a Draw Down, the Purchaser shall send the applicable Purchase Price of the Draw Down Shares to the Escrow Agent. Upon receipt of such funds, the Escrow Agent shall advise the Company that it has received the funds for such Draw Down Shares. The Company shall promptly, but no later than 1 Trading Day after receipt of such funding notice from the Escrow Agent:

            (i) cause its transfer agent to issue the Draw Down Shares to the Purchaser via DTC's DWAC system to the account specified by the Purchaser from time to time;

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            (ii)   deliver the original executed attorney's opinion in the form of EXHIBIT C to the Purchase Agreement to the Purchaser;

            (iii) deliver the original representation of the Company's General Counsel referenced in Section 4.3(e) of the Purchase Agreement; and

            (iv) deliver a Form 424(b)(3) prospectus supplement to the Purchaser.

       2.3. Upon receipt of written confirmation from the transfer agent or from the Purchaser that such Draw Down Shares have been so deposited and the opinion, representation and the prospectus supplement have been so delivered, the Escrow Agent shall, within 1 Trading Day, wire the Purchase Price of the Draw Down Shares per the written instructions of the Company, net of $1,000 as escrow expenses to the Escrow Agent.

       2.4. In the event that the Draw Down Shares are not in the Purchaser's DTC account and the opinion, representation and supplemental prospectus are not delivered to the Escrow Agent within 3 Trading Days of the date of the Escrow Agent's notice, then Purchaser shall have the right to demand, by notice, the return of the Purchase Price, and the Draw Down Notice shall be deemed cancelled.

                                  ARTICLE III

                                  MISCELLANEOUS

       3.1. No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

       3.2. All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon receipt thereof, as set forth in the Purchase Agreement.

       3.3. This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

       3.4. This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by their respective agents duly authorized in writing or as otherwise expressly permitted herein.

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       3.5. Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

       3.6. The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Except as expressly set forth herein, any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall be brought in the federal or state courts of New York, New York as is more fully set forth in the Purchase Agreement.

       3.7. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, Purchaser and the Escrow Agent.

       3.8. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, excepting only its own gross negligence or willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law (other than Escrow Agent itself) shall be conclusive evidence of such good faith.

       3.9. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

       3.10. The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder or hereunder.

       3.11. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. THE ESCROW AGENT HAS ACTED AS LEGAL COUNSEL FOR THE PURCHASER, AND MAY CONTINUE TO ACT AS LEGAL COUNSEL FOR THE PURCHASER, FROM TIME TO TIME, NOTWITHSTANDING ITS DUTIES AS THE ESCROW AGENT HEREUNDER. THE COMPANY CONSENTS TO THE ESCROW AGENT IN SUCH CAPACITY AS LEGAL COUNSEL FOR THE PURCHASER AND WAIVES ANY CLAIM THAT SUCH REPRESENTATION REPRESENTS A CONFLICT OF INTEREST ON THE PART

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OF THE ESCROW AGENT. THE COMPANY UNDERSTANDS THAT THE PURCHASER AND THE ESCROW
AGENT ARE RELYING EXPLICITLY ON THE FOREGOING PROVISION IN ENTERING INTO THIS ESCROW AGREEMENT.

       3.12. The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Purchaser. In the event of any such resignation, the Purchaser and the Company shall appoint a successor Escrow Agent.

       3.13. If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

       3.14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (i) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment of a board of arbitration or court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings, or (ii) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the State and City of New York in accordance with the applicable procedure therefor.

       3.15. The Company and the Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses (including reasonable attorneys' fees) in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.

                            [SIGNATURE PAGE FOLLOWS]

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                        [ESCROW AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of this 25th day of May, 2001.

                                      OPEN MARKET, INC.



                                      By: /s/ EDWARD DURKIN
                                         -------------------------------------
                                         Edward Durkin, Chief Financial Officer


                                      THEDDINGWORTH INTERNATIONAL LIMITED



                                      By: /s/ DAVID SIMS
                                         -------------------------------------
                                         David Sims, Director


                                      ESCROW AGENT:

                                      EPSTEIN BECKER & GREEN, P.C.



                                      By: /s/ ROBERT F. CHARRON
                                         -------------------------------------
                                         Robert F. Charron, Authorized Signatory




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